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                                                                   EXHIBIT 10.7









                              RASTER GRAPHICS, INC.



                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                 August 4, 1995



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                               TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

SECTION 1 -     Termination and Waiver of Prior Rights......................   2

         1.1    Termination of Prior Rights.................................   2

SECTION 2 -     Amendment...................................................   2

SECTION 3 -     Restrictions on Transferability of Securities;
                Compliance with Securities Act..............................   2

         3.1    Restrictions on Transferability.............................   2

         3.2    Certain Definitions.........................................   3

         3.3    Restrictive Legends.........................................   5

         3.4    Notice of Proposed Transfers................................   6

         3.5    Requested Registration......................................   7

         3.6    Company Registration........................................   9

         3.7    Registration on Form S-3....................................  10

         3.8    Expenses of Registration....................................  11

         3.9    Indemnification.............................................  12

         3.10   Information by Holder.......................................  14

         3.11   Rule 144 Reporting..........................................  14

         3.12   Transfer of Registration Rights.............................  14

         3.13   Standoff Agreement..........................................  15

         3.14   Termination of Rights.......................................  15

SECTION 4 -     Miscellaneous...............................................  15

         4.1    Governing Law...............................................  16

         4.2    Entire Agreement............................................  16

         4.3    Notices, etc................................................  16

         4.4    Counterparts................................................  16

         4.5    Severability................................................  16

         4.6    Titles and Subtitles........................................  16


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                             RASTER GRAPHICS, INC.

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This Amended and Restated Registration Rights Agreement (the "AGREEMENT") is made as of the 4th day of August, 1995, by and among Raster Graphics, Inc., a California corporation (the "COMPANY"), the holders of the Company's outstanding Series A Preferred Stock (the "SERIES A HOLDERS"), the holders of the Company's outstanding Series B Preferred Stock (the "SERIES B HOLDERS"), the holders of the Company's outstanding Series C Preferred Stock (the "SERIES C HOLDERS"), the holders of warrants to purchase the Company's Series B Preferred Stock and Common Stock (the "WARRANT HOLDERS"), and shareholders of Onyx Graphics Corporation, a Delaware corporation who will receive shares of the Company's Series C Preferred Stock in connection with the terms of the Agreement and Plan of Reorganization dated June 12, 1995 (the "Reorganization Agreement") (the "SERIES C PURCHASERS"). The Series A Holders, Series B Holders, Series C Holders, Warrant Holders and Series C Purchasers are hereinafter collectively referred to as the "HOLDERS."

                                   RECITALS:

         WHEREAS, the Company, the Series A Holders, the Series B Holders, the Series C Holders and the Warrant Holders have previously entered into that certain Amended and Restated Registration Rights Agreement dated as of February 16, 1995 (the "PRIOR RIGHTS AGREEMENT"), pursuant to which the Series A Holders, Series B Holders, the Series C Holders and the Warrant Holders were granted certain registration rights with respect to shares of Common Stock issuable upon
(i) conversion of the Series A Shares (as hereafter defined), the Series B Shares (as hereafter defined), and the Series C Shares (as hereafter defined);
(ii) exercise of the Common Warrants (as hereafter defined); and (iii) conversion of the shares of Series B Preferred Stock issuable upon exercise of the Series B Warrants (as hereafter defined).

         WHEREAS, the Company and Onyx Graphics Corporation have entered into the Reorganization Agreement pursuant to which the Company shall issue, and the Series C Purchasers shall acquire, shares of the Company's Series C Preferred Stock.

         WHEREAS, the Company and the Holders desire that the Series A Holders, the Series B Holders, the Series C Holders, the Warrant Holders and the Series C Purchasers be granted substantially identical registration rights. For purposes of this Agreement, the Series A Shares, Series B Shares, Series C Shares and any Series B Preferred Stock issued upon exercise of the Series B Warrants are sometimes collectively referred to hereinafter as "PREFERRED."

         WHEREAS, the Company, the Series A Holders, the Series B Holders, the Series C Holders and the Warrant Holders desire to terminate the Prior Rights Agreement and, in lieu of the registration rights and certain other rights and obligations contained therein, to accept the registration rights set forth herein.


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NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

                                   SECTION 1

                     Termination and Waiver of Prior Rights

         1.1 Termination of Prior Rights. Effective and contingent upon execution of this Agreement by holders of a majority of the Registrable Securities (as such term is defined in Section 3.2 of the Prior Rights Agreement) and upon the closing of the transactions contemplated by the Reorganization Agreement, the Prior Rights Agreement is hereby declared null and void and is amended and restated in its entirety to read as set forth in this Agreement, and the Company and the Holders hereby agree to be bound by the provisions hereof as the sole agreement of the Company and the Holders with respect to registration rights of the Company's securities. Upon termination of the Prior Rights Agreement as aforesaid, this Agreement is hereby entered into on behalf of all Series A Holders, Series B Holders, Series C Holders, Warrant Holders and Series C Purchasers as provided in Section 2.1 of the Prior Rights Agreement.

                                   SECTION 2

                                    Amendment

         2.1 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the holders of a majority of the outstanding Registrable Securities (as defined below), determined on the basis of assumed conversion of all Preferred into Registrable Securities.

                                   SECTION 3

                 Restrictions on Transferability of Securities;
                         Compliance with Securities Act

         3.1 Restrictions on Transferability. The Series A Shares, the Series B Shares, the Series C Shares, the Common Stock issuable upon conversion of the Series A Shares, the Series B Shares and the Series C Shares, the Common Warrants (and the Common Stock issuable upon exercise thereof), and the Series B Warrants and the Series B Preferred Stock issuable upon exercise thereof (and the Common Stock issuable upon conversion of such Series B Preferred Stock) shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 3, which conditions are intended to ensure compliance with the provisions of the Securities Act (as hereafter defined). Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of the Series A Shares, the Series B Shares, the Series C Shares, the Common Stock issuable upon conversion of the Series A Shares, the Series B Shares and the Series C Shares, the Common Warrants (and the Common Stock issuable upon exercise thereof) and the Series B Warrants (and the Series B Preferred Stock issuable upon exercise thereof and


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the Common Stock issuable upon conversion of such Series B Preferred Stock) held by a Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 3.

         3.2 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear any of the legends set forth in Section 3.3 hereof.

                  "REGISTRABLE SECURITIES" shall mean:

                  (i) Common Stock issued or issuable upon the conversion of the outstanding shares of the Company's Series A Preferred Stock issued pursuant to that certain Loan and Investment Agreement dated as of August 21, 1987 by and the between the Company and the parties listed as signatories thereto (the "SERIES A SHARES");

                  (ii) Common Stock issued or issuable upon the conversion of the outstanding shares of the Company's Series B Preferred Stock issued pursuant to (a) that certain Series B Preferred Stock Purchase Agreement dated November 28, 1988 between the Company and the parties listed as signatories thereto, and
(b) that certain Series B Preferred Stock Purchase Agreement dated as of December 19, 1989 by and the between the Company and the parties listed on Exhibit A thereto, as amended by that certain Addendum Agreement dated as of March 6, 1990 (collectively, the "SERIES B SHARES");

                  (iii) Common Stock issued or issuable upon the conversion of the outstanding shares of the Company's Series C Preferred Stock issued pursuant to (a) that certain Series C Stock Purchase Agreement dated May 27, 1993 between the Company and the parties listed on Exhibit A attached thereto, (b) that certain Series C Preferred Stock Purchase Agreement dated February 16, 1995 between the Company and the parties listed as signatories thereto, and (c) that certain Agreement and Plan of Reorganization dated June 12, 1995 by and among the Company, Raster Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company and Onyx Graphics Corporation, a Delaware corporation (collectively, the "SERIES C SHARES");

                  (iv) any Common Stock of the Company issued or issuable in respect of the Company's Common Stock or other securities issued or issuable pursuant to the conversion of the Series A, Series B and/or Series C Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Series A, Series B and/or Series C Shares;

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                  (v)   any Common Stock of the Company issued or issuable upon
exercise of those certain Common Stock Purchase Warrants issued:

                        (a) on November 28, 1988 to Merrill, Pickard, Anderson & Eyre and MPAE Technology Partners for the purchase of 249,234 and 5,086 shares of Common Stock, respectively;

                        (b) on March 30, 1989 to Kleiner, Perkins, Caufield & Byers IV and KPCB Zaibatsu Fund I for the purchase of 349,505 and 18,395 shares of Common Stock, respectively;

                        (c) on December 19, 1989 to purchase up to an aggregate of 621,302 shares of Common Stock in connection with the sale and issuance of the Company's Series B Preferred Stock to the Series B Holders;

                        (d) on March 6, 1990 to purchase up to an aggregate of 177,515 shares of Common Stock in connection with the sale and issuance of the Company's Series B Preferred Stock to the Series B Holders; and

                        (e) on March 6, 1990 to Dominion Ventures, Inc. for the purchase of 7,730 shares of Common Stock (the warrants referred to in subsections (a) through (e) above are hereafter collectively referred to as the "COMMON WARRANTS");

                  (vi) any Common Stock issued or issuable upon conversion of the Series B Preferred Stock issued or issuable upon exercise of those certain Series B Preferred Stock Purchase Warrants issued on January 11, 1989, June 12, 1989 and March 6, 1990 to Dominion Ventures, Inc. for the purchase of 49,500, 2,500 and 26,270 shares, respectively, of Series B Preferred Stock (the "SERIES B WARRANTS"); and

                  (vii) any Common Stock of the Company issued or issuable in respect of any Common Stock issued pursuant to the exercise of the Common Warrants or the conversion of the Series B Preferred Stock issuable upon exercise of the Series B Warrants upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to such Common Stock;

provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or
(C) the registration rights associated with such securities have not been terminated pursuant to Section 3.14 hereof.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.


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                  "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 3.5, 3.6 and 3.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (as limited by Section 3.8).

                  "HOLDER" shall mean any Holder holding Registrable Securities or Preferred and any person holding Registrable Securities or Preferred to whom the rights under this Section 3 have been transferred in accordance with Section
3.12 hereof.

                  "INITIATING HOLDERS" shall mean any Holder or transferee of Holders under Section 3.12 hereof who in the aggregate are Holders of not less than twenty percent (20%) of the Registrable Securities.

         3.3      Restrictive Legends.

                  (a) Each form of warrant or certificate representing (i) the Common Warrants, Series B Warrants, Series A Shares, Series B Shares or Series C Shares, (ii) the Company's Series B Preferred Stock issuable upon exercise of the Series B Warrants (and the Common Stock issuable upon conversion thereof),
(iii) the Company's Common Stock issuable upon exercise of the Common Warrants or conversion of the Series A Shares, Series B Shares or Series C Shares and
(iv) any other securities issued in respect of the Common Warrants, Series B Warrants, Series A Shares, Series B Shares, Series C Shares or Common Stock issued upon exercise or conversion thereof, or upon any stock split, stock dividend, recapitalization, merger or similar event, shall (unless otherwise permitted by the provisions of Section 3.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT; PROVIDED THAT NO SUCH OPINION SHALL BE REQUIRED FOR SALES PURSUANT TO RULE 144. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD

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                  OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE
                  PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                  (b) In addition, each form of warrant or certificate referred to in Section 3.3(a) hereof representing Series A Shares, Series B Shares, Series C Shares, Series B Warrants or Common Warrants (or Common Stock or Series B Preferred Stock issuable upon conversion or exercise thereof) purchased by a person or entity not a resident of the United States of America shall be stamped or otherwise imprinted with a legend in the following form:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT") AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF FOR A PERIOD OF NINETY (90) DAYS AFTER THE DATE ON THE FACE HEREOF, AND THEREAFTER MAY NOT BE TRANSFERRED TO A CITIZEN OR RESIDENT OF THE UNITED STATES OF AMERICA, INCLUDING THE ESTATE OF ANY SUCH PERSON, A TRUST OF WHICH ANY SUCH PERSON IS A BENEFICIARY, OR A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY ORGANIZED UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ITS TERRITORIES, POSSESSIONS AND ALL AREAS UNDER THE JURISDICTION OF THE UNITED STATES OF AMERICA, UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, THAT SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT OR ANY APPLICABLE STATE ACT.

                  (c) Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Common Warrants, Series B Warrants, Series A Shares, Series B Shares, Series C Shares or the Common Stock issuable upon exercise or conversion thereof in order to implement the restrictions on transfer established in this Section 3. Such legend shall be removed by the Company from any certificate at such time as the holder of the shares represented by the certificate satisfies the requirements of Rule 144(k) under the Securities Act, provided that Rule 144(k) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement, and provided further that the Company has received from the Holder a written representation that (i) such Holder is not an affiliate of the Company (as defined in Regulation D promulgated under the Securities Act) and has not been an affiliate during the preceding three months, (ii) at least three (3) years has elapsed since the later of the date the securities were acquired from the Company or from an affiliate of the Company, (iii) such Holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares, and (iv) such Holder will submit the certificate for any such shares to the Company for reapplication of the legend at such time as the holder becomes an affiliate of the Company or otherwise ceases to satisfy the requirements of Rule 144(k) as then in effect.

         3.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of

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this Section 3.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either
(i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, or (b) in any transaction in which a Holder which is a partnership distributes Series A Shares, Series B Shares, Series C Shares, Common Warrants, Series B Warrants or Series B Preferred Stock or Common Stock issuable upon exercise or conversion thereof after six months after the purchase of such securities solely to partners thereof for no consideration, provided that each transferee agrees in writing to be subject to the terms of this Section 3.4. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

         3.5      Requested Registration.

                  (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the anticipated aggregate offering price, net of underwriting discounts and commissions, which would exceed $10,000,000 pursuant to a registration statement under the Securities Act, the Company will:

                        (i) within ten (10) days give written notice of the proposed registration, qualification or compliance to all other Holders; and

                        (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 30 days after receipt of such written notice from the Company;

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Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 3.5:

                        (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                        (B) Prior to the earlier of (1) June 30, 1997, or (2) the date six (6) months immediately following the closing date of the Company's first public offering of securities pursuant to a registration statement filed under the Securities Act (other than a registration of securities in a Rule 145 transaction or relating to any employee benefit plan);

                        (C)   During the period starting with the date sixty
(60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith;

                        (D) After the Company has effected two such registrations pursuant to this subparagraph 3.5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

                        (E) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 3.5 shall be deferred for a period not to exceed ninety (90) days; provided, however, that the Company may not use this right more than once in any twelve month period.

         Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                  (b) Limitations on Subsequent Registration Rights. From and after the date hereof, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to require the Company to include shares or securities in any registration initiated under this Section 3.5 or Section 3.6 (other than piggyback rights granted to capital equipment lessors of the Company), nor shall the Company include any shares or securities for its own account in any registration initiated under this Section 3.5, without the written consent of the Holders of a majority of the shares of Registrable Securities for which registration has been requested, unless such shares or


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
securities are entitled to be included in such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities which are included.

                  (c) Underwriting. The right of any Holder to registration pursuant to Section 3.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 3.5 and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested to the extent provided herein.

         The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 3.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities who have requested to participate in such offering and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 3.5(c).

         3.6      Company Registration.

                  (a) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Securities and Exchange Commission Rule 145 transaction, the Company will:

                        (i) promptly give to each Holder written notice thereof; and

                        (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable


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
Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company by any Holder, but, except as provided below, only to the extent that such inclusion will not diminish the number of securities included by the Company.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 3.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this Section 3.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, then (a) if such registration is the first registered offering of the sale of the Company's securities to the public, the managing underwriter may exclude some or all of the Registrable Securities to be included in the secondary portion of such registration or (b) if such registration is other than the first registered offering of the sale of the Company's securities to the general public, the managing underwriter may limit the number of Registrable Securities requested by Holders to be included in the secondary portion of such registration to not less than thirty percent (30%) of the securities proposed to be distributed through such underwriting. The Company shall so advise all Holders and the other permitted holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this
Section 3.6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other permitted holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and other securities held by other permitted holders at the time of filing the registration statement. If any Holder or other permitted holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto.

                  (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 3.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         3.7      Registration on Form S-3.

                  (a) If any Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities (the reasonably anticipated aggregate price to the public of which would exceed $500,000), and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall, as soon as practicable, effect such registration;

provided, however, that the Company shall not be required to effect more than two registrations pursuant to this Section 3.7 in any 12-month period. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. The substantive provisions of Section 3.5(c) shall be applicable to each registration initiated under this Section 3.7.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 3.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to the filing of, and ending on a date three (3) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or
(iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder. The Company shall use reasonable efforts to qualify for the use of Form S-3. Any registration pursuant to this Section 3.7 shall not be counted as a registration pursuant to Section 3.5.

         3.8 Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 3.5 and 3.7, up to three
(3) registrations pursuant to Section 3.6 and the cost of one special legal counsel to represent all of the Holders together for each such registration shall be borne by the Company, provided that the Company shall not be required to pay any Selling Expenses or the Registration Expenses of any registration proceeding begun pursuant to Section 3.5, the request of which has been subsequently withdrawn by the Initiating Holders, unless the Holders of a majority of the Registrable Securities agree to forfeit the right to a demand registration pursuant to Section 3.5. The Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of said Registration Expenses or to forfeit the right to a demand registration.

         3.9      Indemnification.

                  (a) The Company will indemnify each Holder, each Holder's officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 3, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary or final prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation (or alleged violation) by the Company of the Securities Act or the Securities and Exchange Act of 1934, as amended, or of any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each Holder's officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, preliminary or final prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, preliminary or final prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that in no event shall the indemnification provided by any Holder hereunder exceed the gross proceeds received by such Holder for the sale of such Holder's securities pursuant to such registration.

                  (c)   Each party entitled to indemnification under this
Section 3.9 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) If the indemnification provided for in this Section 3.9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

                  (f)   The obligations of the Company and Holders under this
Section 3.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 3.

         3.10 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

         3.11 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended;

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                  (c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934, as amended, (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         3.12 Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Sections 3.5, 3.6 and 3.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder (together with any affiliate) provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee (i) is a wholly-owned subsidiary or constituent partner

(including limited partners) or otherwise an affiliate of such Holder, or (ii) acquires from such Holder at least 500,000 shares (appropriately adjusted for stock splits, stock dividends, reverse stock splits or similar events) of Registrable Securities (assuming conversion of all Preferred).

         3.13 Standoff Agreement. Each Holder agrees in connection with any registration of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters; provided, however, that:

                  (a) Such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                  (b) All officers and directors of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         3.14     Termination of Rights.

                  (a) The rights of any particular Holder to cause the Company to register securities under Sections 3.5, 3.6 and 3.7 shall terminate with respect to such Holder at such time, following a bona fide, firmly underwritten public offering of shares of Common Stock registered under the Securities Act (provided that the aggregate gross offering price equals or exceeds $10,000,000), as such Holder is able to dispose of all of his or its Registrable Securities in one three-month period pursuant to the provisions of Rule 144, provided that such Holder holds not more than 1% of the outstanding voting stock of the Company.

                  (b)   Notwithstanding the provisions of paragraph (a) of this
Section 3.14, this Agreement and all rights hereunder shall terminate at 5:00 p.m. California time on the date seven (7) years after the closing date of the Company's first firm underwritten public offering.


                                    SECTION 4

                                  Miscellaneous

         4.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California as they apply to contracts entered into and wholly to be performed in the State of California. The parties expressly stipulate that any litigation under this Agreement shall be brought in the state courts of the County of Santa Clara,

California and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

         4.2 Entire Agreement. This Agreement and the other documents delivered at the Closing (as defined in the Series C Agreement) in connection with the transactions contemplated by the Series C Agreement, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

          4.3 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at such address as such Holder shall have furnished to the Company in writing, or (b) if to any other holder of any Preferred or Common Stock, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, or (c) if to the Company, at its address set forth on the cover page of the Series C Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holders.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         4.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         4.5 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         4.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         The foregoing Agreement is hereby executed as of the date first above written.

"COMPANY"

RASTER GRAPHICS, INC.

By:  /s/ Raster Graphics, Inc.
     ---------------------------------------
Title:
      --------------------------------------


"HOLDERS"


/s/ Jean-Claude Asscher
- --------------------------------------------
Jean-Claude Asscher


ASSOCIATED VENTURE INVESTORS II

By:  /s/ Associated Venture Investors II
     ---------------------------------------
Title:
      --------------------------------------


ASSOCIATED VENTURES INVESTORS - PGF

By:  /s/ Associated Ventures Investors - PGF
     ---------------------------------------
Title:
      --------------------------------------


AVI PARTNERS II, N.V.

By:  /s/ AVI Partners II, N.V.
     ---------------------------------------
Title:
      --------------------------------------

/s/ Diosdado P. Banatao
- ----------------------------------


/s/ Maria Banatao
- ----------------------------------
DIOSDADO P. BANATAO AND
MARIA BANATAO

BAY PARTNERS IV

By:  Bay Management Company IV,
      General Partner

By:  /s/ Bay Partners IV
     -----------------------------
     General partner


BPIV

By:  /s/ BPIV
     -----------------------------
     General Partner


CHANG LEE KEE, INC.

By:  /s/ Chang Lee Kee, Inc.
     -----------------------------
Title:
      ----------------------------


DOMINION VENTURES, INC.

By:  /s/ Dominion Ventures, Inc.
    ------------------------------
Title:
      ----------------------------


ELECTRONIC MARKETING LTD.

By:  /s/ Electronic Marketing Ltd.
     -----------------------------
Title:
      ----------------------------

FALCON VENTURES, L.P.

By:  Its General Partner:
     BACK BAY PARTNERS VI L.P.
By:  One of Its General Partners of BACK BAY PARTNERS VI L.P.:
     JOHN HANCOCK VENTURE CAPITAL MANAGEMENT, INC.

By:  /s/ Falcon Ventures, L.P.
     ----------------------------------
Title:
      ---------------------------------

FOGARTY FAMILY REVOCABLE TRUST
  DATED 9/14/71 AS AMENDED AND
  RESTATED 2/14/91

By:  /s/ Fogarty Family Revocable Trust
     ----------------------------------
Title:
      ---------------------------------



GODFREY T. AND PEGGY W. FONG,
  TRUSTEES OF THE GODFREY AND
  PEGGY FONG TRUST UTA
  DATED AUGUST 8, 1984

By:  /s/ Godfrey T. Fong
     ----------------------------------
By:  /s/ Peggy W. Fong
     ----------------------------------
Title:
      ---------------------------------

HANCOCK VENTURE PARTNERS III, L.P.

By:  Its General Partner:
     BACK BAY PARTNERS V L.P.
By:  One of Its General Partners
     JOHN HANCOCK VENTURE
      CAPITAL MANAGEMENT, INC.


By:  /s/ Hancock Venture Partners III, L.P.
     ---------------------------------------
Title:
      --------------------------------------



HILLTOP ENTERPRISES LTD.

By:  /s/ Hilltop Enterprises Ltd.
     ---------------------------------------
Title:
      --------------------------------------

/s/ Craig Johnson
- --------------------------------------------
CRAIG W. JOHNSON


/s/ Jeffrey W. Jue
- --------------------------------------------
JEFFREY W. JUE

KLEINER PERKINS CAUFIELD & BYERS IV

By:  /s/ Kleiner Perkins Caufield & Byers IV
     ---------------------------------------
Title:
      --------------------------------------

- -------------------------------

/s/ Richard Kniss
- -------------------------------
RICHARD KNISS

/s/ Elizabeth Kniss
- -------------------------------
ELIZABETH KNISS



KPCB ZAIBATSU FUND

By:  /s/ KPCB Zaibatsu Fund
     --------------------------
Title:
      -------------------------


/s/ Brian R. Leach
- -------------------------------
BRIAN R. LEACH



/s/ Sen Lin
- -------------------------------
SEN LIN


/s/ Chi Ming Lee
- -------------------------------
CHI MING LEE


/s/ Sien Fong Leong
- -------------------------------
SIEN FONG LEONG

LUZON INVESTMENTS LTD.

By:  /s/ Luzon Investments Ltd.
     --------------------------
Title:
      -------------------------

MAYFLOWER FUND LIMITED PARTNERSHIP

By:  Its General Partner:
     BACK BAY PARTNERS IV L.P.
By:  One of Its General Partners
      JOHN HANCOCK VENTURE CAPITAL
        MANAGEMENT, INC.

By:  /s/ Mayflower Fund Limited Partnership
     ----------------------------------------
Title:
      ---------------------------------------


MERRILL, PICKARD, ANDERSON & EYRE IV

By:  /s/ Merrill, Pickard, Anderson & Eyre IV
     ----------------------------------------
Title:
      ---------------------------------------



MITSUI COMTEK CORP.

By:  /s/ Mitsui Comtek Corp.
     ----------------------------------------
Title:
      ---------------------------------------



MPAE TECHNOLOGY PARTNERS

By:  /s/ MPAE Technology Partners
     ----------------------------------------
Title:
      ---------------------------------------


NKK U.S.A. CORPORATION

By:  /s/ NKK U.S.A. Corporation
     ----------------------------------------
Title:
      ---------------------------------------

NORWEST EQUITY PARTNERS IV,
A Minnesota Limited Partnership


By:  /s/ Norwest Equity Partners IV
     --------------------------------------
Title:
      -------------------------------------


O.W&W PACRIM INVESTMENTS LIMITED

By:  /s/ O.W&W Pacrim Investments Limited
     --------------------------------------
Title:
      -------------------------------------

PACIFIC COAST CARDIAC AND VASCULAR
SURGEONS, T&M SUBTRUST

By:  /s/ Pacific Coast Cardiac and Vascular
     --------------------------------------
     Surgeon, T&M Subtrust
     --------------------------------------
Title:
     --------------------------------------



PORTOLA VALLEY VENTURES

By:  /s/ Portola Valley Ventures
     --------------------------------------
Title:
      -------------------------------------


SHIMIZU CORPORATION, FKA SHIMIZU
  CONSTRUCTION CO., LTD.

By:  /s/ Shimizu Corporation, fka Shimizu
     Construction Co., Ltd.
     --------------------------------------
Title:
      -------------------------------------

TECHNO II PARTNERSHIP

By: Techno-Investment Co., Ltd.

By:  /s/ Techno-Investment Co., Ltd.
     -----------------------------------
Title:
      ----------------------------------

TOKYO VENTURE CAPITAL CO., LTD.

By:  /s/ Tokyo Venture Capital Co., Ltd.
     -----------------------------------
Title:
      ----------------------------------

U.S. VENTURE PARTNERS

By:  /s/ U.S. Venture Partners
     -----------------------------------
Title:
      ----------------------------------

WALDEN CAPITAL PARTNERS

By:  /s/ Walden Capital Partners
     -----------------------------------
Title:
      ----------------------------------

WALDEN INTERNATIONAL III, C.V.

By:  /s/ Walden International III, C.V.
     -----------------------------------
Title:
      ----------------------------------

WALDEN INVESTORS

By:  /s/ Walden Investors
     -----------------------------------
Title:
      ----------------------------------

WALDEN VENTURES

By:  /s/ Walden Ventures
     -------------------------
Title:
      ------------------------

WS INVESTMENT CO. 88B

By:  /s/ WS Investment Co. 88B
     -------------------------
Title:
      ------------------------

/s/ Frank Yung
- ------------------------------
FRANK YUNG



/s/ Robert A. Zettler
- ------------------------------
ROBERT A. ZETTLER


- ------------------------------
(Typed or Printed Name)


By:
    --------------------------
Title:
      ------------------------

U.S VENTURE PARTNERS III,
A California Limited Partnership,
By BHMS Partners III,
A California Limited Partnership,
Its General Partner

By:  /s/ U.S. Venture Parnters III
     ---------------------------------------

SECOND VENTURES LIMITED PARTNERSHIP
By BHMS Partners III,
A California Limited Partnership,
Its General Partner

By:  /s/ Second Ventures Limited Partnership
     ---------------------------------------

U.S.V. ENTREPRENEUR PARTNERS
A California Limited Partnership,
By BHMS Partners III,
A California Limited Partnership,
Its General Partner

By:  /s/ U.S.V. Entrepreneur Partners
     ---------------------------------------

"SERIES C PURCHASERS"


/s/ Malcolm Burne
- ---------------------
Malcolm Burne


/s/ Cris Cannon
- ---------------------
Chris Cannon


/s/ Rodney Zimmer
- ---------------------
Rodney Zimmer


/s/ Tereve Hanley
- ---------------------
Tereve Hanley


/s/ Weston Edwards
- ---------------------
Weston Edwards


/s/ Don Feagan
- ---------------------
Don Feagan


/s/ Michelle McFadden
- ---------------------
Michelle McFadden


/s/ Charles Edwards
- ---------------------
Charles Edwards


/s/ Dean Wittmann
- ---------------------
Dean Wittmann


/s/ Max Derhak
- ---------------------
Max Derhak